                  AMENDMENT TO AGREEMENT AND PLAN OF MERGER
                  ------------------------------------------

     THIS AMENDMENT TO AGREEMENT AND PLAN OF MERGER (the "Amendment") is made
                                                          ---------
as of the 26th day of February 1999, by and among TeleSpectrum Worldwide Inc., a Delaware corporation ("TeleSpectrum"), International Data Response
                         ------------
Corporation, a Delaware corporation ("IDRC"), and the following stockholders of
                                      ----
IDRC: McCown DeLeeuw & Co. III, L.P., McCown De Leeuw & Co. Offshore (Europe) III, L.P., McCown De Leeuw & Co. III, (Asia) L.P. and The Gamma Fund LLC (collectively, the "MDC Entities").
                    ------------

                                  BACKGROUND
                                  ----------

     The parties hereto are parties to the Agreement and Plan of Merger dated as of January 14, 1999 (the "Merger Agreement") and have agreed to enter into this
                          ----------------
Amendment for the purpose of amending the Merger Agreement. This is a writing as contemplated by Section 6.3 of the Merger Agreement. All terms used herein that are not defined herein shall have the meanings ascribed to such terms in the Merger Agreement.

                                     TERMS
                                     -----

     In consideration of the mutual promises herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

1.   Series A Preferred Stock.  Clause (ii) of the first Whereas clause is
     ------------------------
hereby amended and restated in its entirety as follows:

     (ii) each outstanding share of Series A Preferred Stock, par value $.001 per share, of IDRC (the "Series A Preferred Stock"), each outstanding share
                              ------------------------
     of Series A-1 Preferred Stock, par value $.001 per share, of IDRC (the "Series A-1 Preferred Stock"), and accrued and unpaid dividends with
      --------------------------
     respect to Series A Preferred Stock will be redeemed or paid, as applicable, in cash; unless otherwise explicitly set forth herein or unless the context otherwise dictates, all references to the "Series A Preferred Stock" contained herein shall also be deemed to refer to the Series A-1 Preferred Stock;

2.   Conversion and Cancellation of Securities.  Section 1.3(b) is hereby
     -----------------------------------------
amended and restated in its entirety as follows:

     (b) At the Effective Time, (i) each outstanding share of Series A Preferred Stock and each outstanding share of Series A-1 Preferred Stock shall be redeemed for $20 in cash, and (ii) all accrued and unpaid dividends then payable in Series A-1 Preferred Stock, with respect to the outstanding shares of Series A Preferred Stock, shall be entitled to receive cash in an amount equal to that calculated pursuant to Article IV, Section E.1 of IDRC's Amended and Restated Certificate of Incorporation as in effect as of the Effective Time (the aggregate amount of cash to be paid to the holders of Series A Preferred Stock and Series A-1 Preferred Stock is referred to herein as the "Cash
                                                                        ----
     Consideration"). Notwithstanding the foregoing, the payment of the Cash
     -------------
     Consideration to the holders of Series A Preferred Stock and Series A-1 Preferred Stock (collectively, the "Preferred Stockholders") shall be made
                                         ----------------------
     as follows:

          (1) At the Effective Time, all of the Preferred Stockholders shall be paid their pro rata portion of the total Cash Consideration to be paid to such stockholders under subsection (b) above; and

          (2) At the Effective Time, all of the total Cash Consideration to be paid to the MDC Entities, other than the Cash Consideration paid for redemption of Series A-1 Preferred Stock or on account of all accrued and unpaid dividends, shall be retained by TeleSpectrum as the MDC Entities' investment in those certain promissory notes of TeleSpectrum substantially in the form attached as Exhibit A hereto (collectively, the "Promissory Notes") as denominated in such amounts as set forth on
               ----------------
          Exhibit B hereto.

3.   Optionholders Lock-Up.
     ---------------------

     (a) Section 1.5(b) of the Merger Agreement is hereby amended by adding the following at the end of the first sentence of such section but before the period:

     "and (iii) agrees not to (A) sell, transfer, pledge, assign or otherwise dispose of (collectively, "TRANSFER"), or (B) enter into any contract, option or
                           --------
other arrangement (including any profit-sharing arrangement) with respect to the Transfer of the Assumed Options or any shares of TeleSpectrum Common Stock or TLSP Warrants obtained upon exercise thereof to any person other than by way of gift or for estate planning purposes where such transferee has executed an appropriate agreement whereby such transferee agrees to be bound by all of the terms and conditions hereof"

     (b) Section 1.5(b) of the Merger Agreement is hereby amended by adding a new second sentence as follows:

     "Notwithstanding the foregoing, a holder of Options shall no longer be bound by the restrictions contained in clause (iii) of the prior sentence if their employment with TeleSpectrum is terminated without "cause," or such holder terminates their employment for "good reason," to the extent and as such terms are defined in any existing employment agreement between such holder and IDRC, and in the absence of any such agreement, as "cause" is defined in the TeleSpectrum Stock Plan. In addition, in the absence of any existing employment agreement, the foregoing restrictions are removed if the holder is terminated by TeleSpectrum without cause or if the holder of Options terminates his or her employment for good reason as determined by TeleSpectrum, after the date of this Amendment."

4.   Conduct of IDRC's Business. Clause (ii) of Section 4.1(b) is hereby amended
     --------------------------
and restated in its entirety as follows:

     (ii) incur any indebtedness for borrowed money or issue any debt securities except in the ordinary course of business and consistent with past practice, except that IDRC shall be permitted to incur up to $7,500,00 of additional indebtedness for borrowed money from Banque Nationale de Paris or the MDC Entities;

5.   Bank Negotiations. The last sentence of Section 4.16 is hereby amended and
     -----------------
restated in its entirety as follows:

     Neither TeleSpectrum nor IDRC shall communicate or negotiate with any such lender in the absence of the other party, unless such other party consents in writing to such communication or negotiation; provided however, that IDRC shall be permitted to communicate or negotiate with Banque Nationale de Paris regarding any indebtedness contemplated by Section 4.1(b)(ii) without the presence of TeleSpectrum but shall not make any commitments or agreements without the prior written approval of TeleSpectrum.

6.   Promissory Notes. The following is added as a new Section 5.2(f) to the
     ----------------
Merger Agreement:

     5.2(f). MDC Promissory Notes. Each of the MDC Entities shall have received
             --------------------
     a Promissory Note as contemplated by Section 1.3(b)(3), duly executed by TeleSpectrum in the amount determined pursuant to Section 1.3.

7.   Change in Form of Warrant. The "Exercise Price" in the Form of Warrant
     -------------------------
shall be changed from $9.665 to $8.988. The Exercise Price is equal to the average closing price of the TeleSpectrum common stock for the ten trading days immediately prior to the date of this Amendment.

8.   Conditions to Closings. The following is added as new Section 5.3(i) to the
     ----------------------
Merger Agreement:

     5.3(i). Call Center Closings. IDRC shall have closed its call centers
             --------------------
     located at Phoenix, Arizona (North Central call center), Bloomfield, Iowa and Wichita, Kansas.

9.   Miscellaneous. Except as expressly modified hereby, the Merger Agreement
     -------------
shall remain in full force and effect. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware regardless of the laws that might otherwise govern under principles of conflicts of laws applicable thereto, and shall be binding upon and inure to the benefit of the parties hereto. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. This Amendment may be executed by facsimile, which for all purposes, shall be deemed an original signature.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.


                                   TELESPECTRUM WORLDWIDE INC.

                                   By: /s/ Keith E. Alessi
                                      --------------------------------------
                                   Name:   Keith E. Alessi
                                   Title:  Chairman, CEO & President


                                   INTERNATIONAL DATA RESPONSE CORPORATION

                                   By: /s/ Jeffrey E. Stiefler
                                      --------------------------------------
                                   Name:   Jeffrey E. Stiefler
                                   Title:  Chairman and Chief Executive Officer


                                   MCCOWN DE LEEUW & CO. III, L.P.*


                                   By: /s/ Robert B. Hellman, Jr.
                                      --------------------------------------
                                   Name:   Robert B. Hellman, Jr.
                                   Its:    General Partner


                                   MCCOWN DE LEEUW & CO. OFFSHORE (EUROPE)
                                   III, L.P.*


                                   By: /s/ Robert B. Hellman, Jr.
                                      --------------------------------------
                                   Name:   Robert B. Hellman, Jr.
                                   Its:    General Partner


                                   MCCOWN DE LEEUW & CO. III, (ASIA) L.P.*


                                   By: /s/ Robert B. Hellman, Jr.
                                      --------------------------------------
                                   Name:   Robert B. Hellman, Jr.
                                   Its:    General Partner

                   [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                   THE GAMMA FUND LLC*


                                   By: /s/ Robert B. Hellman, Jr.
                                      ------------------------------------
                                   Name: Robert B. Hellman, Jr.
                                   Its:  Managing Member


*    Indicates an entity that is a party hereto solely with respect to Sections
     4.20 and 7.8 of the Merger Agreement.